SCHEDULE OF RECONCILIATION OF THE EFFECTIVE INCOME TAX RATES (Details) (Parenthetical)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Percentage of total outstanding shares hold by one shareholder and related persons	50.00%
Description for applicability of special tax rates	normal corporate income taxes, the Company is also subject to a special tax on its undistributed retained earnings (“URE”) for each fiscal year, after the Company’s capital stock exceeds JPY100 million. URE tax is imposed on the Company’s URE, which is defined as the Company’s taxable income for the year minus the sum of the dividends declared, the adjusted corporate income tax, and the URE credit (which usually is 40% of the taxable income). The portion of its URE not more than JPY30 million is subject to a rate of 10%, the portion between JPY30 million and JPY100 million is subject to a rate of 15%, and the portion over JPY100 million is subject to a rate of 20%.